Exhibit 10.13

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“Amendment”) is dated as of August 28, 2011, between 1400 Fashion Island LLC, a Delaware limited liability company (“Landlord”), and RING CENTRAL, INC., a California corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Office Lease dated as of April 1, 2011 (the “Lease”), pursuant to which Tenant leases from Landlord certain premises on the 7th floor known as Suite 700 and containing 18,102 rentable square feet (the “Existing Premises”) of the building (the “Building”) known as Century Centre II, located at 1400 Fashion Island Blvd., San Mateo, California, which Existing Premises is more thoroughly described in the Lease. Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

B. Landlord and Tenant presently desire to amend the Lease in order to add to the Lease additional premises known as Suite 602 on the 6th floor of the Building, and modify the Lease in certain other respects, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1. Amendment of Lease With Respect to Approval Process for the Existing Premises

The parties hereto acknowledge and agree that they have reached agreement on Floor Plan SP-12 for the Existing Premises prepared by RMW architecture & interiors (“Approved Floor Plan”), which was approved by Tenant’s General Counsel, John Marlow, on behalf of Tenant in his letter to 1400 Fashion Island LLC dated August 17, 2011 and which is attached hereto as Exhibit “C.” Upon execution and delivery of this First Amendment to Lease by both Landlord and Tenant, Landlord shall submit the Approved Floor Plan to the City of San Mateo for permit approval (the “Permit Application”). Because of the extended period of negotiations between the parties with respect to the Approved Floor Plan, and in order to expedite the commencement of construction by Landlord of the Tenant Improvements to the Existing Premises, Section 3 of Exhibit “B” attached to the Lease, which section is entitled “ Preparation of Plans and Construction Schedule and Procedures,” is hereby amended so that the Tenant approvals provided for therein, including but not limited to the Tenant approvals described in (i) Section 3(b) with respect to Working Drawings, (ii) Section 3(d) with respect to Engineering Drawings, and (iii) Section 3(f) with respect to the Plans, shall no longer be required by Landlord, and Tenant

First Amendment To Lease, Ring Central, Inc.	1

hereby waives its right to give such approvals, so that upon receipt of the City’s approval of the Permit Application and the issuance by the City of an appropriate permit for construction of the Tenant Improvements, Landlord shall be authorized, without need for any further consent or approval from Tenant, to proceed with the commencement of construction of the Tenant Improvements to the Existing Premises.

2. Additional Premises.

a.	Additional Premises. Effective as of the Effective Date (as defined in Paragraph 2.b below), and continuing for the balance of the Term of the Lease, Suite 602 on the 6th floor of the Building, shown outlined on the attached Exhibit A (the “Additional Premises”), shall be added to the premises covered by the Lease. Commencing on the Effective Date, all references in the Lease to the “Premises” shall be deemed to refer to the Existing Premises and the Additional Premises, collectively. Landlord and Tenant hereby stipulate for all purposes of the Lease that the Additional Premises contains 10,129 rentable square feet.

Tenant acknowledges that the Additional Premises contain certain furniture (the “Existing Furniture”) which is listed on Exhibit “B” attached hereto. Tenant further acknowledges and agrees that the Existing Furniture is currently Landlord’s property. On or before September 15, 2011, Tenant may request that Landlord, at Landlord’s sole cost and expense, remove or (if necessary) disassemble all or some portion of the Existing Furniture. Except for such furniture that Landlord removes at Tenant’s request as above stated, on and after September 15, 2011, in consideration of the promises contained in this First Amendment, all right, title and interest in the Existing Furniture remaining in the Premises shall be deemed transferred to Tenant by Landlord, and Landlord shall retain no further right, title or interest in same. Landlord makes no representation concerning, nor does Landlord warrant, the condition of the Existing Furniture nor shall Landlord be responsible for servicing or maintaining the Existing Furniture. Landlord shall have no liability to Tenant, nor shall Tenant be entitled to any reduction in rent or any offset whatsoever, should any of the Existing Furniture fail to operate or otherwise fail to properly function.

b.	Effective Date. The “Effective Date” shall be September 1, 2011. The Expiration Date of the Lease (including the Additional Premises) shall remain the Expiration Date as defined by the terms of the Lease for the Existing Premises.

c.	Condition of Additional Premises: Landlord’s Work.

i.

Delivery of Additional Premises. On or before the Effective Date and subject to Landlord’s removal of those items of Existing Furniture designated by Tenant prior to September 15, 2011 as described in Section 2(a) above,

First Amendment To Lease, Ring Central, Inc.	2

Landlord shall deliver the Additional Premises and Tenant shall accept same in their “AS IS” condition. Except for the TI Allowance (defined below), Landlord shall have no obligation to make or pay for any renovations, alterations, additions or improvements to prepare the Additional Premises for Tenant’s occupancy. Any renovations, alterations, additions or improvements desired by Tenant in the Additional Premises shall be constructed by Tenant at its sole cost and expense in a good and workmanlike manner and in accordance with the procedures and requirements of the Lease, including Article 5 thereof. Landlord agrees to provide Tenant an allowance (the “TI Allowance”) of up to $151,935.00 (i.e. $15.00 times 10,129 rentable square feet) toward the cost of any renovations, alterations, additions or improvements (including related architectural and permitting costs, as well as design and engineering costs provided that the application of the TI Allowance to design and engineering costs shall cummatively be limited to no more than $5,000.00) to the Additional Premises (the “Additional Premises Tenant Improvements”) which Tenant constructs, or causes to be constructed in Suite 602, but in no event shall Tenant be entitled to use all or any portion of the TI Allowance later than by the end of the fifteenth (15th) full month of the Additional Premises Term (i.e. November 30, 2012). Tenant shall not be entitled to use any portion of the TI Allowance not applied to the cost of the Additional Premises Tenant Improvements as a credit against rent or for payment of costs and expenses incurred by Tenant relating to furniture, fixtures, equipment, wiring or consulting fees. Landlord shall reimburse Tenant for such permitted costs and expenses within thirty (30) days after Landlord’s receipt of reasonably satisfactory evidence of Tenant’s payment of same. At Tenant’s election, Landlord shall reimburse Tenant for such permitted costs and expenses within the aforesaid 30-day period by paying any invoice or bill submitted by Tenant directly to any contractor associated with construction of the Additional Premises Tenant Improvements.

ii.	Landlord’s Work. Other than removing certain items of Existing Furniture designated for removal by Tenant on or before September 15, 2011 pursuant to Section 2(a) hereinabove, there shall be no Landlord’s Work in connection with this First Amendment or in connection with the Additional Premises.

3. Monthly Rent and Operating Expenses.

a.	Monthly Rent for Additional Premises. In addition to the Monthly Rent provided for the Existing Premises by Article 1(M) of the Lease, commencing as of the Effective Date, Tenant shall pay Monthly Rent for the Additional Premises in the following amounts:

First Amendment To Lease, Ring Central, Inc.	3

Period	Month Rent Per RSF	Total Monthly Rent
9/1/11 through 11/30/11*	$0.00	$0.00
12/1/11 through 8/31/12	$2.40	$24,309.60
9/1/12 through 8/31/13	$2.47	$25,018.63
9/1/13 through 8/31/14	$2.55	$25,828.95
9/1/14 through 8/31/15	$2.62	$26,537.98
9/1/15 through 8/31/16	$2.70	$27,348.30
9/1/16 through 11/30/16	$2.78	$28,158.62

*	As a concession to Tenant and only if Tenant is not in default under the Lease or this First Amendment following the expiration of all applicable cure periods without cure by Tenant, Landlord grants to Tenant a credit in the amount of $72,928.80 to be applied against the Monthly Rent due for the first 3 months of the Additional Premises.

Simultaneously with Tenant’s delivery to Landlord of an executed copy of this First Amendment, and in addition to the Additional Premises Security Deposit provided by Section 4 of this First Amendment, Tenant shall pay to Landlord an amount equal to the Monthly Rent for the Additional Premises payable for the first full month after the occurrence of the Effective Date for which rent is due (i.e., rent for 12/1/11 to 12/31/11 equal to $24,309.60), which amount shall be applied to the first full month of Monthly Rent due and payable, after the application of the three-month rent concession granted to Tenant, with respect to the Additional Premises.

b.	Tenant’s Pro Rata Share: Base Year. Effective as of the Effective Date, (A) Tenant’s Share with respect to the Additional Premises shall be 5.85% (Tenant’s Pro Rata Share with respect to the Existing Premises shall remain 10.45% as provided in Article 1(P) of the Lease), (B) the Operating Expenses Base, as set forth in Article 1(N) of the Lease, with respect to the Additional Premises shall be the calendar year 2011, and (c) the Tax Base, as set forth in Article 1(O) of the Lease, with respect to the Additional Premises shall be the calendar year 2011.

4.

Security Deposit. Effective as of the Effective Date, to reflect the addition of the Additional Premises to the Lease, the Security Deposit required of Tenant pursuant to Article 1.L. and Article 23 of the Lease shall be increased by $120,000.00 (the “Additional Premises Security Deposit”) to an aggregate amount (for both the Existing Premises and the Additional Premises) of $335,000.00. Therefore, simultaneously with Tenant’s delivery of an executed copy of this Amendment, Tenant shall deposit with Landlord the Additional Premises Security Deposit. Provided that and only if Tenant is not then in default under the Lease beyond any applicable cure periods, the Additional Premises Security Deposit shall be reduced on the same dates as the reductions of the Security Deposit provided in the Lease for the Existing Premises at Article 1.L as follows: (i) on the 1st day of the twenty-fifth (25th) full calendar month of the Term of the Existing Premises, the amount of the Additional Premises Security Deposit shall be reduced to $97,000, and (ii) on the 1st day of the thirty-seventh (37th) full calendar month of the Term of the Existing Premises, the amount of the Additional Premises Security Deposit shall be reduced to $81,000.00. If Tenant is in default, at the time of any such reduction, beyond any

First Amendment To Lease, Ring Central, Inc.	4

applicable cure periods, Landlord shall not be obligated to make such reduction nor any subsequent reduction provided for above. If, after any such reduction, Tenant defaults under the Lease and fails to cure such default within any applicable cure periods, Tenant shall, within thirty (30) days of Tenant’s receipt of written notice from Landlord, replenish the Additional Premises Security Deposit to its original amount of $120,000.00.

5.	Option to Renew. Article 31 of the Lease provides Tenant with an option to renew the Lease for one additional term of three (3) years. The parties hereto wish to clarify that after the Effective Date (i) the option to renew shall mean an option to renew the Lease of either (a) the entire Premises, including both the Existing Premises and the Additional Premises, or (b) only the Existing Premises, or (c) only the Additional Premises, and (ii) the phrase “50% of the Premises” in paragraph A of Article 31 shall be based on the Premises having 28,231 rentable square feet, and, therefore, the phrase “50% of the Premises” shall mean either (a) 50% of the entire Premise (i.e. 14,116 rentable square feet), if Tenant exercises its option to renew the entire Premises (both the Existing Premises and the Additional Premises), or (b) 50% of the Existing Premises (i.e. 9,051 rentable square feet), if Tenant exercises its option to renew only the Existing Premises, or (c) 50% of the Additional Premises (i.e. 5,065 rentable square feet), if Tenant exercises its option to renew only the Additional Premises.

6.	Right of First Offer. Article 32 of the Lease granting Tenant a Right of First Refusal is hereby amended so that the definition of “First Offer Space” shall exclude Suite 500 and shall include the following several suites in the Building:

i.	Suite 600 containing approximately 1,292 rentable square feet,
ii.	Suite 601 containing approximately 1,882 rentable square feet,
iii.	Suite 603 containing approximately 2,949 rentable square feet, and
iv.	Suite 604 containing approximately 1,032 rentable square feet.

Tenant hereby warrants, convenants and agrees that as of the Effective Date Tenant shall no longer have any claim or right whatsoever in or to Suite 500, including Right of First Offer, all claim or right to which is hereby relinquished by Tenant.

7.	Conditional Right to Terminate contained in Article 33 of the Lease. Article 33 of the Lease is hereby amended by entirely replacing Section D thereof with the following new Section D:

“D. Landlord’s Denial and Tenant’s Conditional Right to Terminate. In the event that Tenant receives the Expansion Denial Letter or no response from Landlord within the Landlord Response Period, then Tenant shall have a onetime right to early terminate the lease (“Early Termination Right”) without penalty upon payment by cashier’s or certified check to Landlord of an amount equal to

First Amendment To Lease, Ring Central, Inc.	5

$587,342.96 (the “Termination Payment”) calculated as follows: (i) eight (8) times the Monthly Rent for the Premises (i.e. Suite 700) based on the rent for the fortieth (40th) full calendar month of the Term of the Lease (i.e. 8 x $46,879.89 = $375,039.12), plus (ii) eight (8) times the Monthly Rent for the Additional Premises (i.e. Suite 602) based on said rent for the fortieth (40th) full month of the Term for the Additional Premises (i.e. 8 x $26,537.98 = $212,303.84). Tenant may exercise the Early Termination Right no later than thirty (30) business days after the termination of the Landlord Response Period by sending Landlord a formal written notice (“Termination Letter”) exercising such Early Termination Right together with (i) the Termination Payment, and (ii) an executed Letter of Intent for a minimum 40,000 rentable square feet at a new location, which Letter of Intent Landlord agrees to hold in the strictest confidence. Within sixty (60) days after Landlord’s receipt of Tenant’s Termination Letter, Tenant shall also deliver to Landlord a fully executed lease for a minimum 40,000 rentable square feet at said new location, which lease Landlord agrees to hold in the strictest confidence. Provided that Tenant has complied with all of the above requirements, Termination shall be effective at the end of the thirty ninth (39th) month of the Lease Term. Landlord shall have the right to market the Premises upon receipt of the Termination Letter and Termination Payment.”

8.	Parking Spaces. In addition to the 60 non-assigned, surface parking spaces provide by Article 1.S of the Lease with respect to the Premises, Tenant shall be entitled to use, with respect to the Additional Premises, up to an additional 33 non-assigned, surface parking spaces at the Building, free of charge during the initial Term, or any extension thereof, for a total of 93 non-assigned surface parking spaces.

9.	Real Estate Brokers. Tenant represents and warrants to Landlord that it has negotiated this Amendment directly with CB Richard Ellis, Inc., and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for Tenant in connection with this Amendment. Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims by any real estate broker or salesman other than the foregoing brokers for a commission, finder’s fee or other compensation as a result of Tenant’s entering into this Amendment. Landlord will pay the brokerage commission pursuant to a separate agreement with CB Richard Ellis, Inc.

10.	Authority. Tenant hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Building is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Amendment and to perform all Tenant’s obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Amendment on behalf of Tenant is duly and validly authorized to do so.

First Amendment To Lease, Ring Central, Inc.	6

11.	Miscellaneous. This Agreement and the Lease as amended hereby represents the entire agreement of the parties regarding the matters set forth herein, and all prior agreements with respect to such matters, whether written or oral are merged herein. This Agreement and the Lease as amended hereby shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This document may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions hereof are hereby declared to be severable. Time is of the essence of this Agreement. This Agreement shall be governed by the laws of the State of California, and shall not be effective or enforceable against either party until and unless it is executed by both parties and delivered by each to the other.

12.	Lease in Full Force and Effect. Except as amended by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Landlord:		Tenant:
1400 FASHION ISLAND LLC,		RING CENTRAL, INC.,
a Delaware limited liability company		a California corporation

	By: 1400 Manager, LLC, a Delaware	By:	/s/ John Marlow
	limited liability company	Name:	John Marlow
		Title:	General Counsel

By:	/s/ Sherrilyn Fisher	By:	/s/ David Bray
Name:	SHERRILYN FISHER	Name:	David Bray
Title:	Secretary and Treasurer	Title:	Sr. Director Finance

First Amendment To Lease, Ring Central, Inc.	7

Certificate of Tenant

I, John Marlow, Secretary of Tenant, hereby certify that the officers executing the foregoing First Amendment To Lease on behalf of Tenant is/are duly authorized to act on behalf of and bind the Tenant.

/s/ John Marlow

First Amendment To Lease, Ring Central, Inc.	8

EXHIBIT A

EXHIBIT B

FF&E - 1400 Fashion Island Boulevard, Suite 602

#	Furniture	Quantity

1	Desk (wood, lament, metal)	20

2	Chairs (AVA, BASYX, Hayworth, etc...)	110

3	Reception Chair	4

4	Workstation (Hayworth)	37

5	Rectangular Conference Table	6

6	Large Conference Room Table	1

7	Conference Room Credenza	1

8	Coffee Table (reception area)	1

9	2-Drawer File Cabinet (wood, metal)	13

10	4-Drawer File Cabinet	2

11	Bookshelf	4

12	Rectangular Table (open office)	4

13	Round Tables (wood, lament)	8

14	Refrigerator	1

15	Dishwasher	1

16	Large Kitchen Cabinet	4

17	Small Kitchen Cabinet	1

18	White Boards	16

EXHIBIT “C”

ABBREVIATIONS

GENERAL NOTES

SHEET INDEX/ISSUE LOG

PROJECT TEAM

VICINITY MAP

PROJECT SITE

PROJECT INFO/CODE DATA

SYMBOLS

KEY PLAN - 7TH FLOOR

FULL FLOOR TENANT IMPROVEMENT

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

TITLE SHEET

A0.1

5

4

3

2

RESTROOM
WORK SCOPE

1

FINISH KEY NOTES

REFLECTED CEILING KEY NOTES

PARTITION KEY NOTES

DEMOLITION KEY NOTES

DEMOLITION AND PARTITION LEGEND

PARTITION TYPES

FINISH LEGEND

CEILING LEGEND

FIXTURE SCHEDULE

6

RMW
architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

N

RESTROOM
DEMOLITION, PARTITION
FINISH + REFLECTED
CEILING PLAN

RR.1

Dry-Set Mortar or Latex-Portland Cement Mortar
Cementitious Backer Unit/Fiber Cement Underlayment
INT DOOR-MOUNTED SIGNAGE - MEN'S TOILET
9
STONE THRESHOLD AT DOOR
5
DEVICE PLATE LOCATIONS
1
FLOOR TILE SYSTEM PER TCNA
18
WALL TILE SYSTEM PER TCNA
14
INT DOOR-MOUNTED SIGNAGE - WOMEN'S TOILET RM
10
PLUMBING CHASE
6
DOOR HARDWARE MOUNTING LOCATIONS
2
WOMEN
INT WALL-MOUNTED SIGNAGE - WOMEN'S TOILET ROOM
15
INT WALL-MOUNTED SIGNAGE - WOMEN'S TOILET RM
11
CUSTOM CAB - LAVATORY COUNTERTOP
7
LEVEL MANEUVERING CLEARANCE AT DOORS
3
TOILET ACCESSORIES AND FIXTURES - TYPICAL MOUNTING HEIGHTS
4

architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

N

RESTROOM DETAILS

RR.2

9 — RATED CHASE WALL HEAD - HEAD PERPENDICULAR TO DECK FLUTES - UL 2079

1 — RATED PARTITION HEAD AT STEEL DECK - CYCLICAL DESIGN - UL 2079 TEST STD

10 — PIPE OR CONDUIT PENETRATION THRU RATED PTN (UL TEST # W-L-1007)

6 — SUSPENDED GYP BOARD CEILING

2 — PARTITION TYPE B

7 — STUD PARTITION END

3 — TYPE EP2: 2-HR RATED ACOUS CHASEWALL - SLAB TO SLAB

8 — PARTITION AT EXISTING CONSTRUCTION - END CONDITION

4 — TYPICAL PARTITION BASE

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

RESTROOM
PARTITION AND
CEILING DETAILS

RR.3

1
2
3
4
5
6
7
8
9
10
11
11.5
12
12.5
13
A
B.5
B.1
B
C.5
C
D
E
F

7TH FLOOR EXISTING CONDITIONS AND DEMOLITION PLAN

1

DEMOLITION PLAN NOTES

[illegible]

DEMOLITION KEY NOTES

[illegible]

DEMOLITION LEGEND

[illegible]

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

N

DEMOLITION
PLAN -
FLOOR 7

A1.1

7TH FLOOR PARTITION PLAN

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

PARTITION PLAN NOTES

[illegible]

PARTITION KEY NOTES

[illegible]

ALTERNATE PRICING

[illegible]

PARTITION LEGEND

[illegible]

PARTITION TYPES

[illegible]

PARTITION
PLAN -
FLOOR 7

A2.1

POWER AND SIGNAL PLAN
NOTE: DEVICES SHOWN ARE NEW, U.O.N.

POWER AND SIGNAL PLAN NOTES

EQUIPMENT SCHEDULE

POWER AND SIGNAL KEY NOTES

ALTERNATE PRICING

POWER AND SIGNAL LEGEND

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

POWER AND SIGNAL PLAN FLOOR 7

A3.1

1
2
3
4
5
6
7
8
9
10
11
11.5
12
12.5
13
A
B.5
B.1
B
C.5
C
D
E
F

DEMOLITION - REFLECTED CEILING PLAN

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

DEMOLITION REFLECTED CEILING PLAN NOTES

DEMOLITION CEILING KEY NOTES

DEMOLITION CEILING LEGEND

N

DEMOLITION
REFLECTED CEILING
PLAN

A4.1

REFLECTED CEILING PLAN
NOTE: CEILING FIXTURES ARE NEW, U.O.N.

REFLECTED CEILING PLAN NOTES

RCP KEY NOTES

CEILING LEGEND

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

REFLECTED
CEILING PLAN
FLOOR 7

A4.2

FINISH PLAN

FINISH PLAN NOTES

FINISH PLAN KEYNOTES

ALTERNATES

FINISH LEDGEND

architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

FINISH
PLAN
FLOOR 7

A5.1

ENLARGED CARPET PATTERN

2 FINISH PLAN

1

FINISH PLAN NOTES

FLOOR PATTERN PLAN KEYNOTES

FINISH LEGEND

ALTERNATES

+ FLOOR FINISH TRANSITION

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

FLOOR PATTERN
LAYOUT PLAN
FLOOR 7

A5.2

PENETRATION THROUGH NON-RATED ACOUSTICAL PARTITION
17
DEVICE BOX AT RATED OR NON-RATED ACOUS PTN
13
RATED PARTITION HEAD AT STEEL DECK - CYCLICAL DESIGN - UL 2079 TEST STD
5
TYPE A NON-RATED PTN - CLG HT
1
PARTIAL HEIGHT PARTITION REINFORCEMENT - 4'-0" MAX PTN HEIGHT
18
STUB PARTITION END
14
NON-RATED PARTITION HEAD/SILL AT COMPOSITE STEEL DECK
6
TYPE AB NON-RATED ACOUS PTN - CEILING HT
2
TYPICAL BACKING AT PARTITIONS - TYPE 1
19
SECTION - PORTAL / PARTITION END
15
NON-RATED ABOVE CEILING PTN HEAD W/DIAGONAL KICKER AT COMPOSITE STEEL DECK
7
TYPE AP NON-RATED ACOUS PTN
3
TYPICAL BACKING AT PARTITIONS - TYPE 2
20
PARTITION AT EXISTING CONSTRUCTION - END CONDITION
16
BRACING AT CLG HT PTN + MTL STUD BRACE SCHEDULE
12
TYPICAL PARTITION BASE
8
TYPE B 1-HR RATED PTN - FULL HEIGHT
4

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

N

PARTITION SCHEDULE AND DETAILS

A9.1

ELEVATIONS

ELEVATIONS - DOOR TYPES

1

ELEVATION - COFFEE RM

2

NOT USED

3

ELEVATIONS - RECEPTION

4

DOOR AND FRAME NOTES

[illegible]

DOOR SCHEDULE

[illegible]

ABBREVIATIONS

[illegible]

HARDWARE GROUPS

GROUP 1 SINGLE, NON-RATED, LATCHSET

GROUP 2 PAIR, NON-RATED, FRAMELESS GLASS DOOR

GROUP 3 ELEVATOR LOBBY SMOKE DOORS, W/CARDREADER PAIR, 20-MIN RATED, W/CLOSER, HOLD OPENS AND EXIT DEVICE

GROUP 4 SINGLE, NON-RATED, LOCKSET

GROUP 5 SINGLE, 20-MIN RATED, W/CLOSER

GROUP 6 SINGLE, NON-RATED, STORAGE LOCKSET

GROUP 7 SINGLE, NON-RATED, LOCKSET, CARDREADER

GROUP E EXISTING HARDWARE REUSED

HARDWARE NOTES

[illegible]

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

N

ELEVATIONS +
DOOR + HARDWARE
SCHEDULE

A9.2

ALUM DOORFRAME - HEAD - PARTIAL HT AT SLAB-TO-SLAB PTN 17
ALUM WINDOW - HEAD - PARTIAL HEIGHT AT CLG HEIGHT PTN 13
ALUM DOORFRAME - HEAD - PARTIAL HT AT CLG HT PTN 9
FRAMELESS GLAZED PTN - HEAD AT ACOUS CLG 5
DEVICE PLATE LOCATIONS 1
STL DOORFRAME - HEAD - PARTIAL HT AT SLAB-TO-SLAB PTN 18
STL DOORFRAME - JAMB 14
FRAMELESS GLAZED PTN - SILL AT FLOOR 10
ALUM DOORFRAME - JAMB AT PTN 6
DOOR HARDWARE MOUNTING LOCATIONS 2
ALUM WINDOW - SILL AT FLOOR 19
ALUM DOORFRAME - JAMB AT SIDELITE 15
BUTT GLAZING DETAIL 11
FRAMELESS GLASS DOOR HEAD 7
LEVEL MANEUVERING CLEARANCE AT DOORS 3
PARTITION AT WINDOW MULLION 20
TYPE G1 NON-RATED, FULL HEIGHT GLASS PARTITION, FRAMELESS 16
TYPICAL JAMB AT FRAMELESS PAIR OF GLASS DOORS 12
ALUM WINDOW - JAMB 8
REDUCER STRIP AT DOOR 4

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

DOOR AND
GLAZING
DETAILS

A9.3

CUSTOM CAB - WALL CAB WITH DOORS
17
SUSP SYSTEM - STRUCT COMPOSITE DECK - HANGER WIRE
13
SUSP SYSTEM - CIP CONC - HANGER WIRE ATTACHMENT
9
CEILING SUSPENSION SYSTEM PLAN
1
CUSTOM CAB - BASE CAB W/ SINK
18
CUSTOM CAB - TYP CONSTR DETAILS - PLAN SECTIONS
14
SUSP SYSTEM - CIP CONC - BRACING WIRE
10
SUSP SYSTEM - STRUC COMPOSITE DECK - BRACING WIRE
6
ACOUS SUSP CLG SUPPORT/BRACING DETAIL
2
CUSTOM CAB - BASE CAB WITH DRAWERS/DOORS
19
FINISH FLOOR TRANSITION - STONE TILE TO CARPET
11
SUSPENDED GYP BOARD CEILING
7
CROSS RUNNER WITH PERIMETER MOLDING (RESTRAINED)
3
BASE CABINET WITH DISHWASHER
20
CUSTOM CAB - TYP CONSTR DETAILS - VERT SECTIONS
16
SUSPENDED CEILING DETAIL
12
GYP BD CLG - SOFFIT SECTION W/ACOUST. CLG (OPEN/MOLDING)
8
SUSP SYSTEM - STL BM - HANGER WIRE AND BRACING WIRE
4

RMW architecture & interiors

1400 FASHION ISLAND LLC

RingCentral

RING CENTRAL
SUITE 700, FLOOR 7
1400 FASHION ISLAND
SAN MATEO, CA

CEILING AND MILLWORK DETAILS

A9.4